Exhibit 10.14

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this      day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ David B. Stafford
	Name:	David B. Stafford
Title:

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this      day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Philip Ruppel
	Name:	Philip Ruppel
	Title:	President, MH Professional

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this day of      May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Maryellen Valatis
	Name:	Maryellen Valatis
	Title:	SVP HR

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this      day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Ellen Haley, Trustee/Ellen Haley Living Trust
	Name:	Ellen Haley
	Title:	President, CTB/McGraw-Hill

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this      day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Brian E. Kilahy
	Name:	Brian E. Kilahy
	Title:	President

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Stephen Jay Listin
	Name:	Stephen Jay Listin
	Title:	Chief Digital Officer

2

FIRST AMENDMENT TO THE

TERMS AND CONDITIONS OF MCGRAW-HILL EDUCATION

2012 CASH-BASED PERFORMANCE AWARD

This FIRST AMENDMENT (“Amendment”) to the Terms and Conditions of McGraw-Hill Education 2012 Cash-Based Performance Award by and between The McGraw-Hill Companies, Inc., a New York corporation (“The McGraw-Hill Companies, Inc.”), and the undersigned employee (the “Employee”), dated as of August 1, 2012 (the “Cash-Based Performance Award”), is made effective as of this      day of May, 2013 (the “Effective Date”).

RECITALS

WHEREAS, The McGraw-Hill Companies, Inc. granted the Cash-Based Performance Award to the Employee effective as of August 1, 2012;

WHEREAS, all rights and obligations with respect to the Cash-Based Performance Award have been assigned to McGraw-Hill Global Education Holdings, LLC; and

WHEREAS, in accordance with Section 9 of the Cash-Based Performance Award, the undersigned parties wish to amend the terms and conditions of the Cash-Based Performance Award.

NOW, THEREFORE, in consideration of the foregoing, the Cash-Based Performance Award is hereby amended as of the Effective Date as follows:

1.	Section 6 of the Cash-Based Performance Award is hereby amended by adding a new subsection (d) immediately following subsection (c) as follows:

“(d) Transactions Involving Portions of MHE or the Education Business.

(i) Notwithstanding anything herein to the contrary, in the event of a sale or other disposition of a business unit of MHE or the Education Business prior to the Maturity Date (a “Business Unit Transaction”) and an Employee continues employment in the same business unit with the successor entity after such transaction, to the extent permitted by Section 409A (as defined in Section 11 herein), the Employee shall not be treated as incurring a termination of employment until such Employee’s employment with the successor entity is terminated.

(ii) Notwithstanding anything herein to the contrary, if the employment of an Employee is involuntarily terminated without Cause either (a) in connection with a Business Unit Transaction involving the business unit in which the Employee was employed or (b) after a Business Unit Transaction if the Employee continued employment in the same business unit with the successor entity after such transaction, then the full amount of such Employee’s Award shall vest and become non-forfeitable upon termination of employment (rather than a pro-rata Award) and shall be paid on the Employee’s Early Payment Date.

(iii) Notwithstanding anything herein to the contrary, if an Employee is treated as having a termination of employment upon a Business Unit Transaction (the “Technical Termination”) and such Employee continues employment in the same business unit with the successor entity in connection with such transaction (the “Continued Employment”), such employee will receive a pro-rata Award in accordance with Section 5 herein upon his Technical Termination and will receive the balance of his Award upon the earlier of (a) the Payment Date or (b) in the month following the month his Continued Employment is terminated, provided that such Continued Employment is involuntarily terminated without Cause. For the avoidance of doubt, treatment of Awards under this subsection (iii) and subsection (ii) above shall be mutually exclusive.

(iv) The foregoing shall not limit the ability of MHE to terminate and payout the Plan, or any award under the Plan, pursuant to Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), as it applies to employees who experience a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5) based upon the sale of a business unit.”

2.	The Cash-Based Performance Award shall remain unchanged and in full force and effect other than as provided in this Amendment.

3.	This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

MCGRAW-HILL GLOBAL EDUCATION
HOLDINGS, LLC

By:	/s/ Lloyd G. Waterhouse
	Name:	Lloyd G. Waterhouse
Title:

EMPLOYEE

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	EVP-CFO/CAO

2